UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12


                          MIRAGE RESORTS, INCORPORATED
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction
applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                       [Mirage Resorts, Inc. Letterhead]



                          IMPORTANT REMINDER CONCERNING
               THE PROPOSED MERGER OF MIRAGE RESORTS AND MGM GRAND



DEAR SHAREHOLDER:


      Your proxy containing your vote on the proposed merger between Mirage Resorts and MGM Grand has not yet been received. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

      Mirage Resorts is holding a Special Meeting of its stockholders to be held on Tuesday, May 30. At the Special Meeting, you will be asked to approve the Agreement and Plan of Merger between Mirage Resorts and MGM Grand, Inc. If the proposed merger is completed, you will receive $21 per share in cash for each of your Mirage Resorts shares. For reasons explained in the Proxy Statement previously sent to you, the Board of Directors encourages you to vote FOR this proposal.

      Since the Merger must have the approval of a majority of Mirage Resorts' outstanding shares of Common Stock, a failure to vote will have the same effect as a vote against the Merger.

      Please take the time today TO RETURN THE ENCLOSED DUPLICATE PROXY CARD IN THE ENVELOPE PROVIDED.

      If you need another copy of the Proxy Statement or have any questions, please contact MacKenzie Partners, Inc., which is assisting us with the solicitation of proxies, at (800) 322-2885 Toll-free or (212) 929-5500 Collect.

      Your prompt attention to this matter would be greatly appreciated.


                                          Sincerely,




                                          STEPHEN A.WYNN
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer